Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2019
Prepaid Expenses And Other Current Assets
Prepaid Expenses and Other Current Assets

10	Prepaid expenses and other current assets

	December 31,
	2019	2018
	$	$
Prepaid insurance	791	832
Prepaid inventory	175	175
Other	245	203
	1,211	1,210

During 2019, the Company evaluated the recoverability of $169 paid in a prior year to the Company’s change partner for the serialization of Macrilen™ (macimorelin) sachet and packaging subject to a repayment arrangement. As the timing and amount of such partner’s future ability to repay could not be reasonably estimated, the full amount was written off and the Company expects to recognize any associated revenues in the period in which cash, if any, is received.